Exhibit 99.1

Slide:           1 Title:                      Goldman Sachs Basic Materials Conference 2012 May 23, 2012

Slide:           2 Body:                      Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the slides entitled “3Q’12 Outlook” and “Key Financial Statistics – FY12 Outlook” that give guidance for future periods in 2012. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods.  You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone Acquisition, including, without limitation, synergies and performance improvements; expected levels of depreciation, corporate expenses, interest expense, income tax rates, federal NOL utilization, Black Liquor and AMT tax credit utilization, pension contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2011 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold.Other Placeholder:2 Title:Cautionary Statement Regarding Forward-Looking Information

Slide:           3 Title: Use of Non-GAAP Financial Measures and Reconciliations Other Placeholder:                                We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the   reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.  Other Placeholder:3

Slide:           4 Title: Disclaimer Other Placeholder:                                We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision. Other Placeholder:4

Slide:           5 Title:                      RockTenn Overview Other Placeholder:                                                                On May  27, 2011, RockTenn closed on its acquisition of Smurfit-StoneA leader in North American packaging:The largest paper recycler in North America2nd largest producer of containerboard and corrugated packaging2nd largest producer of clay-coated recycled board and folding cartonsBalanced fiber mix of 55% virgin and 45% recycled2Q’12 Adjusted EPS of $0.97(1)Our outlook for 3Q’12 is for slightly higher adjusted earnings in the range of $1.00 per share as our higher maintenance outage costs and downtime will generally offset the improving export demand and pricing. Conservatively financed with a Leverage Ratio of 2.78x (1)  at March 31, 2012Liquidity of $1.0 billion at March 31, 2012Leadership team with strong record of creating value and integrating acquisitionsAt the end of 2Q’12 we achieved a run rate of synergies and performance improvements in excess of $150 million; we continue to expect to achieve our target of $550 million in synergies and performance improvements5 See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

Slide:           6 Other Placeholder:                                           6           RockTenn packaging end markets consist of over 85% of sales for the food and beverage and consumer non-durables segmentsRockTenn Packaging End MarketsContainer Sales by End-Use Segment(1)Folding Carton Sales by End-Use Segment(1)Sales by end-use based on management estimates.

Slide:           7           7 Title:                      RockTenn Packaging Account Type                                                                Container Sales by Account Type(1)Folding Carton Sales by Account Type(1)Sales by account type based on management estimates.

RockTenn’s Core Business Principles Providing superior paperboard, packaging and marketing solutions for consumer products companies at very low costs RockTenn’s expanded network of mills and converting plants are cost-competitive with numerous opportunities to further optimize the combined system Investing for competitive advantage RockTenn’s and Smurfit-Stone’s assets are well-capitalized, with significant opportunities identified for further profit-improving investments Maximizing the efficiency of our manufacturing processes by optimizing economies of scale Acquisition significantly increases RockTenn’s opportunities for optimizing scale Systematically improving processes and reducing costs throughout the Company Acquisition combines RockTenn’s Six Sigma continuous improvement method with Smurfit-Stone’s Lean Manufacturing method to further optimize manufacturing and administrative processes Seeking acquisitions that can dramatically improve the business RockTenn views Smurfit-Stone’s virgin containerboard mill system as a key strategic asset giving the acquisition a compelling strategic rationale RockTenn will be the most respected company in our business by:

Slide:           8           8 Title:                      RockTenn’s Core Business Principles                                                                8           8           RockTenn will be the most respected company in our business by: Slide:9 Title:RockTenn System Overview(tons in millions)Mill CapacityConvertingSupply ChainExternal SalesVirgin fiber Recycled Mill Outside Sales Virgin 6.32 Recycled 2.95  Converting Plants Corrugated:                          5.20Folding Carton:                        0.74URB:                          0.15Merchandising Displays: 0.09 External Board Purchases     0.34 18.8 4.3 Fiber Source Recycle Tons9.1 Wood Tons18.8 Tons                             9.27Kraft Liner: 3.18White Top Liner: 0.96Recycled Liner: 0.93Medium: 1.33Recycled Medium 1.01CRB:  0.63URB:   0.38SBS:   0.48Pulp / SBSK:   0.37Tons                            3.43Containerboard:                 2.12Pulp / SBSK:0.37CRB:0.37URB:0.27SBS:0.30 Tons Sold4.83rd Party Domestic:3.2Export:1.6 Recycled Outside Sales Converting  Shipments 100  billion square feet Note: Some virgin containerboard is manufactured with some recycled content 63% 37%

Slide:           10 Title:                      Improved Fiber Mix                                           10 Other Placeholder:                                           Rebalancing RockTenn’s fiber sourcing to 55% virgin / 45% recycledNote: Some virgin containerboard is manufactured with some recycled contentSource: OBM, RISI, management estimatesWood fiber adjustments include 4 tons of wood fiber to produce 1 ton of board.  OCC fiber adjustments include $20/ton for delivery costs and 1.08 tons of recycled fiber to produce 1 ton of board.  Fiber Mix Historical OCC Chicago and Softwood Chips Fiber Costs(1) Virgin fiber costs have historically been less volatile than recycled fiber (OCC)  (1) Adj. Softwood Chips Fiber Cost for  4Q11 through May 12 are RISI forecast  numbers

Slide:           11 Other Placeholder:                                           RockTenn is committed to having a first quartile mill system through operational excellence and high return investments.The combined business is clustered in the second quartile of the cost curve74% of RockTenn’s capacity is lower than the industry cash cost average Title:Well-capitalized, Low-cost Containerboard Mills  Source: September Qtr. 2011 and December Qtr.  2011 RISI and company data.   Note: La Tuque bleached liner/SBS mill not shown on cost curve chart RockTenn’s Containerboard Mill System cost per ton = $304Other Placeholder:11 RockTenn’s Containerboard Mill System cost per ton = $329

Slide:           12 Title:                      North American Corrugated Packaging Footprint Other Placeholder:ConvertingSheet Feeder Sheet PlantPre-PrintMill Other Placeholder:12

Slide:           13 Title:                      North American Consumer Packaging Footprint Other Placeholder:Home OfficeFolding CartonCoated Paperboard MillRTSUncoated MillMerchandising Display Other Placeholder:13

Slide:           14 Other Placeholder:                                           14 Title:                      Integration Other Placeholder:                                                      Run rate of synergy and performance improvements in excess of $150 million Completed conversion of SAP to JD EdwardsCompleted first natural gas energy conversion at Stevenson mill; three additional conversions in late 2012Closed the Matane recycled corrugated medium mill and announced closure of four additional box plants in fiscal 2012To date, ten box plant closures have been announced

Slide:           15 Other Placeholder:                                           15           Expected Synergies and Performance ImprovementsAdministrative (Corporate, IT, Other) 15%Mill – Hodge, Hopewell, Florence and Stevenson 22%Mill – Matane and Other Operating Improvements 18%Box Plant15%Energy Projects – Natural Gas Conversions 10% Procurement 20% Box Plant10% Administrative (Corporate, IT, Other) 25% Mill – Hodge and Hopewell 10% Mill – Matane and Other Operating Improvements 17% Energy Projects – Natural Gas Conversions 8% Procurement 30% *At 3/31/12 Targeted Run Rate of Savings $550 million Current Run Rate of Savings +$150 million*

Net Debt (1) Bridge: 2Q’12 $3,550 Dec FY11 Net Debt Pension in Excess of Expense Cash Restructuring Cash Generation from Operations Capital Expenditures Dividends Proceeds of PPE Sales Debt Issuance / Extinguishment Costs Other Mar FY12 Net Debt Net Debt (1) Bridge: 2Q’12 16 (1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. ($ Millions) Net Debt Reduction 62 $ Dividends 14 Pension in Excess of Expense 40 Total 116 $ $3,500 $3,450 $3,400 $3,350 $3,300 $3,250 $3,200 $3,150 $3,100

Net Debt (1) Bridge: 9 Months Ended 2Q’12 17 (1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. ($ Millions) Net Debt Reduction 58 $ Dividends 42 Pension in Excess of Expense 136 Acquisitions/Investments 88 Total 324 $ June FY11 Net Debt Pension in Excess of Expense Cash Restructuring Cash Generation from Operations Capital Expenditures Dividends Proceeds of PPE Sales Debt Issuance / Extinguishment Costs Other Acquisitions / Investments Mar FY12 Net Debt $3,431 $136 $52 ($648) $294 $42 ($34) $20 ( $9) $88 $3,373 $2,900 $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700

Slide:           18           Liner Title:                      Paperboard Pricing Trends                                                      Monthly Index Pricing                                           Source: RISISource: PPWRKT Paperboard Grades by Volume(tons in thousands)* URB includes the production capacity of a paperboard machine that manufactures gypsum paperboard liner owned by the Seven Hills joint venture BleachedBoard CUK CRB Pulp URB Medium 18
Price Data Substrate Current Change Since 1/1/10 Medium $610 $110 Linerboard $640 $110 CRB $920 $160 URB $670 $115 CUK $1,030 $175 Bleached Board $1,135 $110 Market Pulp $860 $80

Slide:           19           Kraft Linerboard Export Market Pricing                                                                           Source: RISI                                RockTenn increased export tons as a percentage of production as a result of improving market conditions*Dollar/Ton prices converted from Euro/Tonne based on monthly USD/EUR rates19Source: RISISource: RISI

Key Inputs Estimated Annual Quantity Unit 2Q'12 Average Price Unit Estimated Annual Cost ($ Millions) 3Q'12 Outlook Wood Fiber 19 million tons $34.88 per ton $663 Recycled Fiber (1) 4 million tons $105.00 per ton $420 Natural Gas (2) 28 bcf $2.74 per mmbtu $77 Fuel Oil (Mill Use) (3) 27 million gallons $2.60 per gallon $70 Diesel (Freight) (4) 59 million gallons $3.97 per gallon $234 Key Inputs 20 Note: Excluding Wood Fiber 2Q’12 average prices based off of the following indices: 1. Recycled Fiber: Chicago OCC 2. Natural Gas: NYMEX Henry Hub Futures 3. Fuel Oil: Platts New York #6 2.2% Cargo 4. Diesel: EIA U.S. Diesel Fuel Retail Average Price, Industrial Sector The Fernandina, Hopewell and West Point natural gas projects will reduce the above fuel oil usage by approximately 22.2 million gallons and increase natural gas usage by approximately 3.3 bcf

Slide:           21 Title:                      Conclusion Other Placeholder:                                                      The largest paper recycler in North America2nd largest producer of containerboard and corrugated packaging in North America2nd largest producer of clay-coated recycled paperboard and folding cartons                     in North AmericaSignificant ownership of strategically valuable virgin containerboard mills; balanced fiber mix of 55% virgin and 45% recycledSignificant, quantified opportunities to improve results through cost reduction and capital investmentLeadership team with strong record of creating value and integrating acquisitionsOther Placeholder:21

Slide:           22 Title:                      Appendix Other Placeholder:                                                      22

Slide:           23            Other Placeholder:                                23 Title:                      Use of Non-GAAP Financial Measures and Reconciliations Body:Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.Non-GAAP MeasuresOur definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.

Slide:           24 Other Placeholder:                                           24 Title: Non-GAAP Measures: Credit Agreement EBITDA, Segment EBITDA and Total Funded Debt (as defined) Body:                      “Credit Agreement EBITDA” is calculated in accordance with the definition of “EBITDA” contained in the Company’s Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income, on a pro forma basis giving effect to the Smurfit-Stone Acquisition, plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; “black liquor” expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures.  For additional information on the calculation see our Credit Agreement, dated as of May 27, 2011, filed as Exhibit 10.1 to our Form 8-K, dated May 27, 2011.“Segment EBITDA” is calculated as Segment Income plus segment depreciation and amortization. Segment EBITDA Margin is Segment EBITDA divided by segment sales.“Total Funded Debt” is calculated in accordance with the definition of “Total Funded Debt” contained in the Company’s Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.

Slide:           25 Other Placeholder:                                           25 Title: Non-GAAP Measures: Credit Agreement EBITDA, Segment EBITDA and Total Funded Debt Body:                      Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with RockTenn’s debt covenants and borrowing capacity available under its Credit Agreement.  Management also uses Credit Agreement EBITDA and Segment EBITDA as measures of our Company’s core operating performance.  Management believes that investors also use these measures to evaluate the Company’s compliance with its debt covenants and available borrowing capacity. Management also believes that investors use Credit Agreement EBITDA and Segment EBITDA as measures of our Company’s core operating performance. Borrowing capacity is dependent upon, in addition to other measures, the “Total Funded Debt/EBITDA ratio” or the “Leverage Ratio,” which is defined as Total Funded Debt divided by Credit Agreement EBITDA.

Slide:           26 Other Placeholder:                                           26 Title:                      Non-GAAP Measures:  Net Debt  Body:We have defined the non-GAAP measure Net Debt to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.Our management uses Net Debt, along with other factors, to evaluate our financial condition.  We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.

Slide:           27 Other Placeholder:                                           27 Title:                      Non-GAAP Measures:  Adjusted Net Income and  Adjusted Earnings Per Diluted Share Body:  We also use the non-GAAP measures “adjusted net income” and “adjusted earnings per diluted share”.  Management believes these non-GAAP financial measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate the performance of the Company because it excludes restructuring and other costs, net, the alternative fuel mixture credit and cellulosic biofuel producer credit and other specific items that management believes are not indicative of the ongoing operating results of the business.  The Company and the board of directors use this information to evaluate the Company’s performance relative to other periods.

2Q’12 vs. 1Q’12 Adjusted EPS (1) Bridge 28 (1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. $1.18 $0.97 $0.04 $(0.31) $0.01 $0.05 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 1Q '12 Corrugated Packaging Consumer Packaging Recycling & Waste Solutions Tax and Other 2Q '12  Consumer Packaging Segment Income up $0.04 on a sequential quarter basis – Solid Folding Carton and Merchandising Displays results  Corrugated Packaging Segment Income $0.31/share lower on a sequential quarter basis – Total economic and maintenance downtime of 203k tons of production, an increase of 122k tons as compared to 1Q’12 – Stable domestic containerboard market – Competitive but stable box market – Decline in export pricing in 2Q’12 but improving heading into 3Q’12  Continued progress on integration

2Q’12 vs. 1Q’12 Corrugated Packaging EBITDA (1) Bridge 29 (1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. $212 ($10) ($22) ($4) $9 $3 ($9) ($2) $177 $0 $50 $100 $150 $200 $250 1Q'12 Price Volume Wood Price Recycled Fiber Price Energy Cost Payroll Tax Other 2Q'12 ($ Millions)

2Q’12 vs. 1Q’12 Consumer Packaging EBITDA (1) Bridge 30 (1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. $104 $2 $14 ($4) $1 ($1) ($5) $1 $109 ($3) $0 $25 $50 $75 $100 $125 1Q'12 Selling Price Volume Demopolis Outage Recycled Fiber Price Wood Commodities & Materials Payroll Tax Other 2Q'12 ($ Millions)

Net Debt Reconciliation ($ Millions) March 31, 2012 December 31, 2011 Current Portion of Debt 260.0 $ 161.0 $ Long-Term Debt Due After One Year 3,148.4 3,315.2 Total Debt 3,408.4 3,476.2 Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps (0.3) (0.3) 3,408.1 3,475.9 Less: Cash and Cash Equivalents (34.9) (41.0) Net Debt 3,373.2 $ 3,434.9 $

Segment EBITDA Margins 32 Corrugated Packaging Consumer Packaging Recycling and Waste Solutions Corporate / Other Consolidated Segment Sales 1,505.9 $ 647.6 $ 296.1 $ (166.7) $ 2,282.9 $ Segment Income 68.7 84.4 4.2 157.3 Depreciation & Amortization 101.9 24.3 3.3 3.1 132.6 Plus M atane M ill EB ITDA(1) 6.5 - - - 6.5 Segment EBITDA 177.1 $ 108.7 $ 7.5 $ Segment EB ITDA M argins 11.8% 16.8% 2.5% (1) For post closure loss 2Q’12 ($ Millions, except percentages)

Segment EBITDA Margins 33 (1) Excludes $0.4 million of inventory step-up expense in our Corrugated Packaging segment. Corrugated P ackaging Consumer P ackaging Recycling and Waste Solutions Corporate / Other Consolidated Segment Sales 1,522.8 $ 620.4 $ 329.4 $ (204.9) $ 2,267.7 $ Segment Income(1) 109.7 80.3 3.5 193.5 Depreciation & Amortization 102.3 24.0 3.1 3.3 132.7 Segment EBITDA 212.0 $ 104.3 $ 6.6 $ Segment EBITDA M argins 13.9% 16.8% 2.0% 1Q’12 ($ Millions, except percentages)

Adjusted EPS Reconciliation 34 ($ Millions, except per share data) 2Q'12 1Q'12 Net income attributable to Rock-Tenn Company Shareholders 31.9 $ 76.7 $ Restructuring and other costs (1) 25.4 8.3 Loss on extinguishment of debt 12.3 - Acquisition inventory step-up - 0.2 Adjusted net income 69.6 $ 85.2 $ Earnings per diluted share 0.44 $ 1.06 $ Restructuring and other costs (1) 0.36 0.12 Loss on extinguishment of debt 0.17 - Adjusted earnings per diluted share 0.97 $ 1.18 $ (1) Restructuring and other costs and operating losses and transition costs due to plant closures.

Credit Agreement EBITDA and Leverage Ratio 35 ($ Millions, except ratio) 12 Months Ended 3/31/2012 Consolidated Net Income 165.9 $ Interest Expense, net 109.8 Income Taxes 92.9 Depreciation and Amortization 469.7 Smurfit-Stone Adjusted EBITDA for the period April 1, 2011 to May 27, 2011 (1) 86.0 Additional Permitted Charges (1) 324.4 Credit Agreement EBITDA 1,248.7 $ Current Portion of Debt 260.0 $ Long-Term Debt due after one year 3,148.4 Total Debt 3,408.4 Less: Hedge Adjustments Resulting from Terminated Swaps (0.3) Total Debt Less Hedge Adjustments 3,408.1 $ Plus: Letters of Credit, Guarantees and Other Adjustments 68.1 Total Funded Debt 3,476.2 $ Leverage Ratio at March 31, 2012 2.78x (1) As specified in our Credit Agreement dated May 27, 2011.

Credit Agreement EBITDA Breakout of Additional Permitted Charges 36 ($ Millions) 12 Months Ended 3/31/2012 Smurfit-Stone Adjusted EBITDA for the period April 1, 2010 to May 27, 2011 (1) 86.0 $ Run rate synergies credit 25.0 Restructuring, Acquisition and Integration Items 127.7 Expenses related to the write-up of inventory 59.8 Financing Fees and Expenses 59.1 Non-cash share based compensation expense 23.8 Other 29.0 Total of Additional Permitted Charges and Smurfit-Stone EBITDA 410.4 $ (1) As specified in our Credit Agreement dated May 27, 2011.

Slide:           37 Other Placeholder:                                           37 Title:                      North American Containerboard Is Low-cost in the World MarketNorth America holds a cost advantage versus other regionsSignificant share of global market capacity is recycled, and that share is expected to growGlobal Capacity by Fiber Type % Global Containerboard Cost Per Ton by Region Source: RISI, September Qtr. 2011 Total Capacity in Millions of Tons

Slide:           38 Title:                      All Capacity Growth Based on Recycled Fiber: Lower Cost and Best Option in China Body:Capacity Growth Based on OCC Body:Furnish Shares of World Containerboard ProductionSource: RISIPercent38

Slide:           39 Other Placeholder:                                           39 Title:                      3Q’12 Outlook   Other Placeholder:                                                                Demand stableContainer and box demand continue to be stableSBS and CRB backlogs strengthenScheduled major maintenance downtime3Q’12: 142k tons; 4Q’12: noneLower total economic downtimeDrawdown of inventory build to meet maintenance outage needsModerately improving export marketsHigher pulp selling prices; lower SBS selling pricesHigher recycled fiber costsWood costs flat to slightly down with seasonal weather related improvement

Key Financial Statistics – FY12 Outlook ($ Millions unless stated) FY12 Depreciation and Amortization: $540 Corporate Expenses (June Quarter): $26 Interest Expense (June Quarter): $28 Book Tax Rate: 37% - 38% Federal NOLs (at March 31, estimated): $429 pre-tax ($150 after-tax) Cellulosic Biofuel/Black Liquor Tax Credits: $146 AMT Credit: $70 Qualified Pension Expense: $47 Pension Contributions: $357 Capital Expenditures: $480-$500 Q4'11 A Q1'12 A Q2'12A Q3'12 Q4'12 FY12 Estimated Qualified Pension Contributions: $42 $81 $54 $67 $155 $357 Corrugated Scheduled Maintenance Total Downtime (thous. of tons): - 45 52 142 - 239 Corrugated Outage Expense, Excluding Volume: $2 $5 $7 $18 $20 $50 ($ Millions) 40

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